Exhibit 99.1

FIRST POTOMAC REALTY TRUST

PRO FORMA FINANCIAL INFORMATION

(UNAUDITED)

The accompanying unaudited pro forma condensed consolidated financial statements of First Potomac Realty Trust (the “Company”) have been prepared to provide pro forma financial information with respect to:

•	the sale of I-66 Commerce Center for $17.5 million in cash, which closed on May 7, 2013;

•

the sale of 23 industrial properties (the “Industrial Portfolio”) for $241.5 million in cash, which closed on June 18, 2013, as described in Item 2.01 of the Current Report on Form 8-K with which this Exhibit 99.1 is filed; and

•

the repayment of a $14.1 million mortgage loan that encumbered Candlewood (also known as Mercedes Center – Note 1 and Note 2) and the prepayment of $29.0 million of the Jackson National Life Loan (the “Jackson Life Loan”), which is secured by several of the Company’s properties, including $19.8 million secured by I-66 Commerce Center and $6.6 million secured by Northridge.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2013 gives effect to the transactions described above as if they had occurred on March 31, 2013.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2013 and the years ended December 31, 2012, 2011 and 2010 give effect to the transactions described above as if they had occurred on January 1, 2010.

In the opinion of the Company’s management, all adjustments necessary to reflect the effects of the transactions described above have been made. The unaudited pro forma financial information is presented for illustrative purposes only and is not necessarily indicative of what the Company’s actual results of operations or financial condition would have been had the transactions described above occurred on the dates indicated, nor does it purport to represent the future results of operations or financial condition of the Company.

The unaudited pro forma consolidated financial statements and accompanying notes should be read in conjunction with the financial statements included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2012.

FIRST POTOMAC REALTY TRUST

Pro Forma Consolidated Balance Sheet as of March 31, 2013

(Unaudited, amounts in thousands, except per share amounts)

	Historical (a)	I-66 Commerce Center (b)	Industrial Portfolio (c)	Pro Forma
Assets:
Rental property, net	$1,445,114	$(14,352)	$(211,947)	$1,218,815
Assets held-for-sale	2,301	—	—	2,301
Cash and cash equivalents	17,794	(3,224)	183,723	198,293
Escrows and reserves	10,160	—	28,165	38,325
Accounts and other receivables, net of allowance for doubtful accounts	14,290	—	—	14,290
Accrued straight-line rents, net of allowance for doubtful accounts	30,862	—	(4,290)	26,572
Notes receivable, net	54,748	—	—	54,748
Investment in affiliates	50,072	—	—	50,072
Deferred costs, net	40,624	(87)	(4,035)	36,502
Prepaid expenses and other assets	8,219	(10)	(350)	7,859
Intangible assets, net	44,180	—	(2,258)	41,922

Total assets	$1,718,364	$(17,673)	$(10,992)	$1,689,699

Liabilities:
Mortgage loans	$377,387	$(21,751)	$(21,349)	$334,287
Secured term loans	47,500	—	—	47,500
Unsecured term loan	300,000	—	—	300,000
Unsecured revolving credit facility	230,000	5,000	—	235,000
Accounts payable and other liabilities	55,933	(55)	(521)	55,357
Accrued interest	2,531	—	—	2,531
Rents received in advance	6,394	(454)	(771)	5,169
Tenant security deposits	6,069	(319)	(1,041)	4,709
Deferred market rent, net	3,344	—	(1,326)	2,018

Total liabilities	1,029,158	(17,579)	(25,008)	986,571

Noncontrolling interests in the Operating Partnership	39,042	—	—	39,042
Equity:
Preferred Shares, $0.001 par value, 50,000 shares authorized;
Series A Preferred Shares, $25 per share liquidation preference, 6,400 shares issued and outstanding	160,000	—	—	160,000
Common shares, $0.001 par value, 150,000 shares authorized	51	—	—	51
Additional paid-in capital	799,952	—	—	799,952
Noncontrolling interests in consolidated partnerships	3,723	—	—	3,723
Accumulated other comprehensive loss	(9,876)	—	—	(9,876)
Dividends in excess of accumulated earnings	(303,686)	(94)	14,016	(289,764)

Total equity	650,164	(94)	14,016	664,086

Total liabilities, noncontrolling interests and equity	$1,718,364	$(17,673)	$(10,992)	$1,689,699

See accompanying notes to unaudited pro forma financial information.

FIRST POTOMAC REALTY TRUST

Pro Forma Consolidated Statement of Operations for the Three Months Ended March 31, 2013

(Unaudited, amounts in thousands, except per share amounts)

	Historical (d)	I-66 Commerce Center (e)	Industrial Portfolio (f)	Pro Forma
Revenues:
Rental	$40,187	$(2,435)	$(5,472)	$32,280
Tenant reimbursements and other	11,190	(718)	(1,577)	8,895

Total revenues	51,377	(3,153)	(7,049)	41,175

Operating expenses:
Property operating	12,905	(64)	(1,811)	11,030
Real estate taxes and insurance	5,403	(59)	(597)	4,747
General and administrative	5,267	—	—	5,267
Depreciation and amortization	16,885	(150)	(2,192)	14,543

Total operating expenses	40,460	(273)	(4,600)	35,587

Operating income	10,917	(2,880)	(2,449)	5,588

Other expenses, net:
Interest expense	10,530	(256)	(313)	9,961
Interest and other income	(1,531)	—	—	(1,531)
Equity in losses of affiliates	(28)	—	—	(28)

Total other expenses, net	8,971	(256)	(313)	8,402

Income (loss) from continuing operations	$1,946	$(2,624)	$(2,136)	$(2,814)

Basic and diluted earnings per common share:
(Loss) income from continuing operations (g)	$(0.02)	$(0.05)	$(0.04)	$(0.11)

Weighted average common shares outstanding – basic and diluted	50,404			50,404

See accompanying notes to unaudited pro forma financial information.

FIRST POTOMAC REALTY TRUST

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2012

(Unaudited, amounts in thousands, except per share amounts)

	Historical (d)	I-66 Commerce Center (e)	Industrial Portfolio (f)	December 31, 2012 Pro Forma
Revenues:
Rental	$155,126	$(6,014)	$(21,905)	$127,207
Tenant reimbursements and other	38,193	(454)	(5,510)	32,229

Total revenues	193,319	(6,468)	(27,415)	159,436

Operating expenses:
Property operating	45,936	(261)	(6,465)	39,210
Real estate taxes and insurance	18,262	(193)	(2,374)	15,695
General and administrative	23,568	—	—	23,568
Acquisition costs	49	—	—	49
Depreciation and amortization	66,284	(632)	(8,830)	56,822
Impairment of real estate assets	2,444	—	—	2,444
Contingent consideration related to acquisition of property	152	—	—	152

Total operating expenses	156,695	(1,086)	(17,669)	137,940

Operating income	36,624	(5,382)	(9,746)	21,496

Other expenses, net:
Interest expense	43,322	(1,035)	(1,279)	41,008
Interest and other income	(6,052)	—	2	(6,050)
Equity in earnings of affiliates	(40)	—	—	(40)
Gain on sale of investment	(2,951)	—	—	(2,951)
Loss on debt extinguishment	13,687	—	—	13,687

Total other expenses, net	47,966	(1,035)	(1,277)	45,654

(Loss) income from continuing operations before income taxes	(11,342)	(4,347)	(8,469)	(24,158)

Benefit from income taxes	4,142	—	—	4,142

(Loss) income from continuing operations	$(7,200)	$(4,347)	$(8,469)	$(20,016)

Basic and diluted earnings per common share:
(Loss) income from continuing operations (g)	$(0.38)	$(0.09)	$(0.17)	$(0.64)

Weighted average common shares outstanding – basic and diluted	50,120			50,120

See accompanying notes to unaudited pro forma financial information.

FIRST POTOMAC REALTY TRUST

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2011

(Unaudited, amounts in thousands, except per share amounts)

	Historical (d)	I-66 Commerce Center (e)	Industrial Portfolio (f)	Pro Forma
Revenues:
Rental	$138,261	$(2,290)	$(22,798)	$113,173
Tenant reimbursements and other	32,929	(442)	(5,718)	26,769

Total revenues	171,190	(2,732)	(28,516)	139,942

Operating expenses:
Property operating	41,123	(256)	(6,091)	34,776
Real estate taxes and insurance	16,563	(183)	(2,328)	14,052
General and administrative	16,027	—	—	16,027
Acquisition costs	5,042	—	—	5,042
Depreciation and amortization	59,997	(696)	(8,506)	50,795
Contingent consideration related to acquisition of property	(1,487)	—	—	(1,487)

Total operating expenses	137,265	(1,135)	(16,925)	119,205

Operating income	33,925	(1,597)	(11,591)	20,737

Other expenses, net:
Interest expense	41,367	(1,048)	(1,652)	38,667
Interest and other income	(5,290)	—	4	(5,286)
Equity in earnings of affiliates	(20)	—	—	(20)

Total other expenses, net	36,057	(1,048)	(1,648)	33,361

(Loss) income from continuing operations before income taxes	(2,132)	(549)	(9,943)	(12,624)

Benefit from income taxes	633	—	—	633

(Loss) income from continuing operations	$(1,499)	$(549)	$(9,943)	$(11,991)

Basic and diluted earnings per common share:
(Loss) income from continuing operations (g)	$(0.21)	$(0.01)	$(0.20)	$(0.42)

Weighted average common shares outstanding – basic and diluted	49,323			49,323

See accompanying notes to unaudited pro forma financial information.

FIRST POTOMAC REALTY TRUST

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2010

(Unaudited, amounts in thousands, except per share amounts)

	Historical (d)	I-66 Commerce Center (e)	Industrial Portfolio (f)	December 31, 2010 Pro Forma
Revenues:
Rental	$107,808	$(2,290)	$(20,877)	$84,641
Tenant reimbursements and other	25,955	(473)	(5,558)	19,924

Total revenues	133,763	(2,763)	(26,435)	104,565

Operating expenses:
Property operating	31,606	(286)	(5,311)	26,009
Real estate taxes and insurance	12,431	(189)	(2,226)	10,016
General and administrative	14,523	—	—	14,523
Acquisition costs	7,169	—	—	7,169
Depreciation and amortization	41,217	(696)	(7,728)	32,793
Impairment of real estate assets	2,386	—	(2,386)	—
Contingent consideration related to acquisition of property	710	—	—	710

Total operating expenses	110,042	(1,171)	(17,651)	91,220

Operating income	23,721	(1,592)	(8,784)	13,345

Other expenses, net:
Interest expense	33,397	(1,031)	(1,078)	31,288
Interest and other income	(630)	—	5	(625)
Equity in losses of affiliates	124	—	—	124
Gain on early retirement of debt	(164)	—	—	(164)

Total other expenses, net	32,727	(1,031)	(1,073)	30,623

(Loss) income from continuing operations before income taxes	(9,006)	(561)	(7,711)	(17,278)

Provision for income taxes	(31)	—	—	(31)

(Loss) income from continuing operations	$(9,037)	$(561)	$(7,711)	$(17,309)

Basic and diluted earnings per common share:
(Loss) income from continuing operations (g)	$(0.26)	$(0.01)	$(0.21)	$(0.48)

Weighted average common shares outstanding – basic and diluted	36,984			36,984

See accompanying notes to unaudited pro forma financial information.

Notes to Unaudited Pro Forma Financial Information

The following pro forma adjustments are included in the unaudited pro forma condensed consolidated balance sheet and /or the unaudited pro forma condensed consolidated statements of operations:

(a) Reflects the consolidated historical balance sheet of the Company as of March 31, 2013, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013.

The pro forma adjustments to the Company’s consolidated balance sheet as of March 31, 2013 are as follows:

(b) Represents adjustments to reflect the sale of I-66 Commerce Center as follows:

•	The elimination of the assets and liabilities of I-66 Commerce Center as if the sale had occurred on March 31, 2013.

•

The $7.3 million of additional cash used to sell I-66 Commerce Center as the balance of the indebtedness secured by I-66 Commerce Center exceeded the proceeds received in its sale. The company used net proceeds from the sale of I-66 Commerce Center, available cash of $3.2 million and $4.1 million of cash that was funded through a $5.0 million draw under its unsecured revolving credit facility to prepay $19.8 million of the Jackson Life Loan secured by I-66 Commerce Center, prepay $1.9 million of additional principal under the Jackson Life Loan and a $2.4 million prepayment penalty.

•	A $2.3 million gain on the sale of I-66 Commerce Center, which was offset by a $2.4 million penalty on the prepayment of the indebtedness secured by I-66 Commerce Center.

(c) Represents adjustments to reflect the sale of the Industrial Portfolio as follows:

•	The elimination of the assets and liabilities of the Industrial Portfolio as if the sale had occurred on March 31, 2013.

•

The receipt of net proceeds of approximately $183.7 million, which reflects the repayment of mortgage and other indebtedness secured by the Industrial Portfolio and the payment of transaction costs and the escrow of approximately $28 million of net proceeds that are being held by a qualified intermediary in order to facilitate a potential tax-free exchange under Section 1031 of the Internal Revenue Code in the event the Company identifies an acquisition opportunity.

•

A gain of approximately $16 million on the sale of the Industrial Portfolio, which was partially offset by $1.9 million of losses associated with prepaying the indebtedness secured by Candlewood and Northridge under the Jackson Life Loan.

(d) Reflects the consolidated statements of operations of the Company for the three months ended March 31, 2013 and the years ended December 31, 2012, 2011 and 2012, as contained in the historical consolidated financial statements and notes thereto presented in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2013 and the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, respectively.

The pro forma adjustments to the Company’s consolidated statements of operations for the three months ended March 31, 2013 the years ended December 31, 2012, 2011 and 2010, are as follows:

(e) Represents adjustments to reflect the sale of I-66 Commerce Center as follows:

•	The elimination of revenues and expenses of I-66 Commerce Center for the periods presented.

•

The adjustment of interest expense to reflect the Company’s statements of operations as if (i) the prepayment of the $19.8 million of the Jackson Life Loan secured by I-66 Commerce Center, (ii) the $5.0 million draw under the Company’s unsecured revolving credit facility and (iii) the $1.9 million prepayment of additional principal secured by other properties under the Jackson Life Loan, which was a condition of prepayment of the loan balance that was secured by I-66 Commerce Center under the terms of the Jackson Life Loan, each occurred on January 1, 2010.

(f) Represents adjustments to reflect the sale of the Industrial Portfolio as follows:

•	The elimination of revenues and expenses of the Industrial Portfolio for the periods presented.

•

The adjustment of interest expense to reflect the Company’s statements of operations as if (i) the repayment of a $14.1 million mortgage loan that encumbered Candlewood, (ii) the prepayment of the $6.6 million of the Jackson Life Loan secured by Northridge, and (iii) the $0.6 million prepayment of additional principal secured by other properties under the Jackson Life Loan, which was a condition of prepayment of the loan balance that was secured by Northridge under the terms of the Jackson Life Loan, each occurred on January 1, 2010. The consolidated statements of operations do not assume any interest income on the estimated net cash proceeds from the sale of the Industrial Portfolio.

(g)	For the historical and pro forma amounts, the per share amounts include the impact of dividends on the Company’s preferred shares to arrive at net loss attributable to common shareholders per share reflected for each of the periods presented.